UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 30, 2006

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Cellegy Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2085B Quaker Point Road Quakertown, PA		18951
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 529-6084

Same
(Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 28, 2006, Cellegy Pharmaceuticals, Inc. (“Cellegy” or the “Company”) completed the sale to Strakan International Limited, a wholly owned subsidiary of ProStrakan Group plc, a publicly-traded pharmaceutical company based in the United Kingdom, of Cellegy’s intellectual property rights related to Cellegesic™ (nitroglycerin ointment), which is branded Rectogesic outside of the United States, Fortigel™ (testosterone gel), Tostrex™ (testosterone gel) and Tostrelle® (testosterone gel), and other related intellectual property assets. The assets sold include all of Cellegy’s patents, patent applications and intellectual property rights that relate to Cellegy’s activities concerning the research, development and commercialization of nitroglycerin/nitric oxide and other related pharmacological products for pain management applications and testosterone gels for treatment of male hypogonadism, and for certain female sexual dysfunction conditions. ProStrakan also assumed various existing distribution and other agreements, including in certain Southeast Asian countries, relating to the assets and intellectual property sold. The signing of the asset purchase agreement was originally announced on September 27, 2006, and Cellegy’s stockholders approved the transaction at a special meeting of stockholders held on November 22, 2006.

The aggregate purchase price was $9.0 million. From the sales proceeds, Cellegy paid ProStrakan approximately $2.0 million in repayment of a loan that ProStrakan had made to Cellegy at the time the asset purchase agreement was signed. Cellegy also paid $2,625,000 from the proceeds to PDI, Inc. and Neptune Pharmaceutical Corporation in final settlement of Cellegy’s obligations under previous agreements with those companies.

Additional information concerning the parties and the transaction is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 30, 2006 and the Company’s report on Form 8-K filed on a Schedule 14A with the SEC on September 27, 2006.

Item 9.01 Financial Statements and Exhibits.

(b) Pro-forma financial information

Certain unaudited pro-forma financial information concerning the sale of assets to ProStrakan is included as Exhibit 99.2 to this Report and is incorporated herein by reference.

(c) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated November 28, 2006
99.2	Unaudited Pro-forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLEGY PHARMACEUTICALS, INC.

Date: November 30, 2006	By:	/s/ Robert J. Caso
Robert J .Caso
Vice President, Finance and Chief Financial Officer
(Duly Authorized Officer)